FOURTH AMENDMENT

                                                        TO
                                     FIRST AMENDED AND RESTATED LOAN AGREEMENT
                                             DATED SEPTEMBER 23, 1996
                                   BY AND BETWEEN SABA PETROLEUM COMPANY, ET AL.
                                             AND BANK ONE, TEXAS, N.A.



         This Fourth Amendment to the First Amended and Restated Loan Agreement dated September 23, 1996 (this "Fourth Amendment") by and between SABA PETROLEUM COMPANY, a Delaware corporation, successor by merger to Saba Petroleum Company, a Colorado corporation (the "Borrower") et al., and BANK ONE, TEXAS, N.A., a national banking association (the "Bank") , is entered into on this 9th day of September 1997.



                                         W I T N E S S E T H:

         Borrower and Bank have entered into a First Amended and Restated Loan Agreement dated September 23, 1996, as amended by the First Amendment thereto dated November 5, 1996, the Second Amendment thereto dated August 28, 1997, and the Third Amendment thereto dated September 5, 1997 (collectively, the "Loan Agreement").



         Borrower has requested that Bank provide a term loan to Borrower in the approximate amount of $10,000,000.00, and that Bank amend certain provisions of the Loan Agreement, and Bank has agreed to such amendments to the extent expressly set forth herein.



        NOW, THEREFORE, in consideration of the promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Borrower and the Bank, and each intending to be legally bound hereby, the parties agree as follows:



I.      Specific Amendments to Loan Agreement.

Article I is hereby amended by adding or replacing, as applicable, the following definitions:



"Fourth Amendment" means the Fourth Amendment to this Agreement executed by Borrower and Bank on September 9, 1997.



         "Notes" means, collectively, the Note and the Term Note, and any extension, renewal, rearrangement of, or substitute for either of such Notes. All references to the defined term, "Note, throughout this Agreement, as it existed prior to the Fourth Amendment, shall be construed to refer to both of the Notes, with the exception of the references to the term, "Note, in the definitions of "Loan Excess" and "Note, 11 and in Sections 2.01, 2.02, 2.04, 2.10, 2.12, 2.21, 3.01, and 3.03, all of which shall remain singular and shall be construed to refer to the Note evidencing the Revolving Loan.



                                   "Statoil" means Statoil Exploration (US) Inc.
                                                         1


=88.10

         "Statoil Purchase" means the acquisition by SETI of those certain Oil & Gas Properties described on Exhibit "All to that certain Purchase and Sale Agreement dated August 19, 1997, between SETI and Statoil.



         Term Loan" means that certain term loan made or to be made by Bank to Borrower pursuant to Section 2.23 hereof, to be evidenced by the Term Note.



         "Term Loan Maturity Date" means December 31, 1997.

         "Term Loan Rate" means: (a) prior to December 1, 1997, the Bank's Base Rate in effect from time to time plus one percent (1%), and (b) on and after December 1, 1997, the Bank's Base Rate in effect from time to time plus two percent (2%).



         "Term Note" means the promissory note dated September 9, 1997, made by Borrower payable to the order of Bank, in substantially the form attached to the First Amendment as Exhibit "A," together with all deferrals, renewals, extensions, amendments, modifications or rearrangements thereof, which promissory note shall evidence the advances to Borrower by Bank pursuant to
Section 2.15 hereof.



         If Termination Date" means July 1, 2002; provided that solely with respect to Borrowing Base II Loans, "Termination Date" means April 30, 1998.



Section 2.13 is hereby amended to add the following sentence at the end of such Section.



Upon execution of the Fourth Amendment, Borrower shall pay to Bank a fee equal to Two Hundred Thousand Dollars ($200,000.00) as consideration for Bank's agreement to make the Term Loan.



Article II is hereby amended to add the following new sections thereto:



         2.23 Term Loan. Subject to the terms and conditions and relying on the representations and warranties contained in this Agreement, Bank agrees to make the Term Loan to Borrower in a single advance on September 9, 1997.



2.24 The Term Note. The obligation of Borrower to repay the Term Loan shall be evidenced by the Term Note.



         2.25 Repayment of Term Loan. Interest on the Term Note shall be calculated at the Term Loan Rate per annum on the basis of a year of 365 or 366 days, as applicable, and for the actual number of days elapsed, and shall be repaid by Borrower in monthly installments on the first day of each month following the advance from Bank to ]Borrower pursuant to Section 2.23, through and including the Term Loan Maturity



222288.10

Date, when the entire unpaid balance of the Term Loan, inclusive of principal and interest, shall be paid in full.



Article III is hereby amended by adding the following new Section 3.16 thereto:



3. 16 Closing of Fourth Amendment. Prior to or contemporaneous with the funding of the Term Loan pursuant to the Fourth Amendment, in addition to Borrower satisfying the requirements of the other applicable Sections of
Article III, the Bank shall have received:



(a) Evidence satisfactory to the Bank, in its sole discretion, that the Statoil Acquisition has been unconditionally consummated and that SETI has acquired Marketable Title to the Statoil Properties, subject only to filing for record the assignment from Statoil to SETI of the Statoil Properties.



(b) The Term Note and the Fourth Amendment, duly executed on behalf of Borrower.



(c) Such Collateral Documents as may reasonably be requested by the Bank to grant to the Bank, under Louisiana law, a mortgage, security interest, and assignment of production on the Statoil Properties, the personal property and equipment therein and thereon, the oil and gas produced therefrom, and the products and proceeds thereof, together with such financing statements as may be reasonably requested by the Bank to perfect the liens and security interests created by such Collateral Documents, and such letters in lieu of transfer orders as may be necessary or desirable to implement any assignment of production contained in or resulting from such Collateral Documents.



(d) A guaranty agreement duly executed by Sabacol, in form substantially similar to the Guaranty heretofore executed by each other Guarantor, provided that the Indebtedness to be guaranteed by Sabacol shall be limited to the Indebtedness evidenced by the Term Note.



(e) Certificates of the secretary or assistant secretary of Borrower, SETI, and Sabacol, respectively, attesting to the adoption of resolutions by Borrower, SETI, and Sabacol authorizing the transactions by each such party as evidenced by the Fourth Amendment.



(f)      A Compliance Certificate executed by Borrower.

(g) Such other documents and instruments as Bank may reasonably request.



222288.10

Section 5.01 is hereby  amended by adding the following  text at the end of such
Section:



         Borrower shall use the proceeds advanced under the Term Loan to make an advance in a like amount to SETI, which Borrower shall cause SETI to use solely for the purpose of acquiring the Statoil Properties pursuant to the Statoil Acquisition.



II. Ratification of Guaranties. Each Guarantor hereby ratifies and confirms its liability under the Guaranty heretofore executed by it, and confirms and agrees that the same continues in full force and effect with respect to all of the Indebtedness covered by the Loan Agreement, as the same may be restated, amended, modified, renewed, or rearranged from time to time, including, but not limited to, the Indebtedness evidenced by the Term Note. This ratification is given for the purpose of inducing the Bank to make the advances evidenced by the Term Note, and each Guarantor is aware that, but for such ratification and agreement contained herein, the Bank would not extend such additional credit to the Borrower.



III. Reaffirmation of Representations and Warranties. To induce the Bank to enter into this Fourth Amendment, the Borrower and each Guarantor hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Loan Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:



        A. The execution and delivery of this Fourth Amendment and the performance by the Borrower and each Guarantor of its obligations under this Fourth Amendment are within the Borrower's and each Guarantor's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) , and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the ]Borrower or any Guarantor or of any agreement binding upon the Borrower or any Guarantor.



         13. The Loan Agreement as amended by this Fourth Amendment represents the legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against each in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.



C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.



IV. Defined Terms. Except as amended hereby, terms used herein that are defined in the Loan Agreement shall have the same meanings herein.



222288.10                                                          4

V. Reaffirmation of Loan Agreement. This Fourth Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as further amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.



VI. Entire Agreement. The Loan Agreement, as hereby further amended, embodies the entire agreement between the Borrower, the Guarantors and the Bank and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. The Borrower and each Guarantor certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Loan Agreement as hereby further amended and the other documents previously executed or executed of even date herewith.



VII. Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Fourth Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Fourth Amendment or any other Loan Document; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.



viii. ' Severability. Whenever possible each provision of this Fourth Amendment shall be interpreted in such manner as to be effective and valid under applicable  law,  but if  any  provision  of  this  Fourth  Amendment  shall  be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Fourth Amendment.



ix. Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument, and any signed counterpart shall be deemed delivered by the party executing such counterpart if sent to any other party hereto by electronic facsimile transmission.



x .  Section Captions.
Amendment are for convenience of reference only, and shall not affect the construction of this Fourth Amendment.

Section captions used in this Fourth



XI. Successors and Assiqns. This Fourth Amendment shall be binding upon the Borrower, each Guarantor and the Bank and their respective successors and assigns, and shall inure to the benefit



222288.10                                                          5

of the Borrower, each Guarantor and the Bank, and the respective successors and assigns of the Bank.



XII. Non-Application of Chapter 15 of Texas Credit Codes. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to the Loan Agreement as hereby further amended or any of the other Loan Documents or to the transactions contemplated hereby.



xiii.    Notice.  THIS  FOURTH  AMENDMENT  TOGETHER  WITH  THE  LOAN  AGREEMENT,
AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT ]BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.



BORROWER

SABA PETROLEUM COMPANY



By:
         Bradley T. Katzung
         Vice President



                                                       BANK

BANK ONE, TEXAS, N.A.



By:

         Linda F. Masera
         Vice President



GUARANTORS:

SABA ENERGY OF TEXAS, INCORPORATED



By:
         Bradley T. Katzung
         President



SABA PETROLEUM, INC.



By: @ z       -.@ -
         Walton- C. Vance
         Secretary



222288.10                                                          6

SABA PETROLEUM OF MICHIGAN, INC.



                                                        By:
         Bradley T. Katzung
         President



MV VENTURES, G. P.

By:      Saba Energy of Texas, Incorporated,
                  Managing Partner



By:
         Bradley T. Katzung
         President



SABACOL, INC.



By:
Walton C. Vance

         Secretary



222288.10                                                          7

EXHIBIT "All



                                                  TERM NOTE

$9,687,769.00             Houston, Texas         September 9, 1997



                  FOR VALUE RECEIVED, SABA PETROLEUM COMPANY, a Colorado corporation, whose address is 3201 Airpark Drive, Suite 201, Santa Maria, California 93455 (herein called "Maker") , promises to pay to the order of BANK ONE, TEXAS, NA, a national banking association (herein called "Payee," which term shall also refer to any subsequent owner or holder of this Note), the sum of NINE MILLION SIX HUNDRED EIGHTY-SEVEN THOUSAND SEVEN HUNDRED SIXTY-NINE AND N01100 DOLLARS ($9,687,769.00) , in lawful money of the United States of America, together with interest accruing from the date of advance on the principal amount from time to time remaining unpaid, at the varying per annum rate from day to day equal to the lesser of (a) the Maximum Rate (as hereinafter defined), or (b) the Term Loan Rate (as prescribed in the Loan Agreement, hereafter defined) , calculated on a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as applicable. All payments of both principal and interest shall be payable to Payee at 910 Travis Street, Houston, Harris County, Texas 77002, or such other place as Payee may from time to time designate to Maker in writing.



                  "Loan Agreement[' means that certain First Amended and Restated Loan Agreement dated September 23, 1996, by and among Payee, Maker, et al., as heretofore amended and as the same may be hereafter amended, extended, restated, rearranged and/or renewed from time to time.



                  "Maximum Rate" means the maximum rate of nonusurious interest from time to time permitted by applicable usury laws, as more fully defined in the Loan Agreement.



                All past due principal hereof and accrued unpaid interest thereon shall bear interest from the maturity of such principal and interest at the lesser of (i) the Maximum Rate or (ii) the Term Loan Rate as prescribed in the Loan Agreement, calculated on the basis of a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as applicable.



The principal of the indebtedness evidenced hereby shall be repaid on or before December 31, 1997.



                  Interest shall be paid monthly in arrears on the first day of each calendar month commencing October 1, 1997, and continuing regularly on the first day of each calendar month thereafter until December 31, 1997, when the entire amount of accrued, unpaid interest, shall be due and payable.



Maker may prepay at any time in whole, or from time to time in part, and without any premium or penalty therefor, the



222288.10                                                          1

Initials

principal amount hereof then remaining unpaid together with all accrued interest payable on said principal so prepaid, all as more fully set forth in the Loan Agreement. Any such prepayment hereunder shall be applied first to accrued but unpaid interest on the principal so prepaid, and the balance to principal installments in the inverse order of maturity, but no part prepayment shall, until this Note is fully paid and satisfied, affect the obligations to continue to pay the regular installments required hereunder until the entire indebtedness has been paid.



                  If any payment hereunder falls due on a Saturday, Sunday or public holiday on which commercial banks in Houston, Texas are permitted or required by law to be closed, the time for such payment shall be extended to the next day on which the Payee is open for business, and such extension of time shall be included in the calculation of interest accruing and payable hereunder.



                  Payment of this Note is secured by the security interests, mortgages and liens granted by Maker to Payee pursuant to the Loan Agreement, the terms and conditions of which, together with all amendments and supplements thereto, are incorporated herein by reference.



                  Upon happening of an Event of Default (as defined in the Loan Agreement) specified in Subsections 7. 01 (f) or (g) of the Loan Agreement, the entire aggregate principal amount of the indebtedness evidenced hereby and the interest accrued thereon shall automatically become immediately due and payable, and during the continuation of any other Event of Default, Payee may declare the entire aggregate principal amount of all indebtedness then outstanding hereunder and the interest accrued thereon immediately due and payable. In either case, the entire principal and interest shall thereupon become immediately due and payable, without notice (including, without limitation, notice of intent to accelerate maturity or notice of acceleration of maturity) and without presentment, demand, protest, notice of protest or other notice of default or dishonor of any kind, except as provided to the contrary elsewhere in the Loan Agreement, all of which are hereby expressly waived by the Maker.



                  If this Note or any installment hereof is not paid when due (whether the same becomes due by demand, acceleration or otherwise) and it is placed in the hands of an attorney for collection, or if collected through any legal proceedings including but not limited to suit, probate, insolvency or bankruptcy proceedings, Maker agrees to pay reasonable attorneys, fees and costs of collection.



                  It is the intention of the parties hereto to comply with applicable usury laws; accordingly, notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto including without limitation the Loan Agreement, in no event shall this Note or such documents require the payment or permit the collection of interest



222288.10                                                          2

Initials

in excess of the maximum amount permitted by such law. If any such excess of interest is contracted for, charged or received under this Note or under the terms of any of the documents securing payment hereof or otherwise relating hereto, or in the event the maturity of the indebtedness evidenced by this Note is accelerated in whole or in part, or in the event that all or part of the principal or interest of this Note shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or under any of the instruments securing payment hereof or otherwise relating hereto, on the amount of principal actually outstanding from time to time under this Note shall exceed the maximum amount of interest permitted by applicable usury law, then in any such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable usury law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Maker, at Payee's option, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable usury law as now or hereafter construed by the courts having jurisdiction thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or under such other documents which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness.



                  Except as otherwise expressly provided to the contrary in the Loan Agreement, Maker and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon, severally waive grace, demand, presentment for payment, notice of dishonor, notice of intent to accelerate, notice of acceleration, protest and notice of protest, any other notice and diligence in collecting and bringing suit against any party hereto and agree (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for Payee, in order to enforce payment of this Note, to first institute or exhaust Payee's remedies against Maker or any other party liable therefor or against any security for this Note.



                Any check, draft, money order or other instrument given in payment of all or any portion hereof may be accepted by Payee and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of



222288.10                                                          3

Initials

Payee except to the extent that actual cash proceeds of such instrument are unconditionally received by Payee.



                  INTERNAL LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; PROVIDED, HOWEVER, THAT VERNON'S TEXAS CIVIL STATUTES, ARTICLE 5069, CHAPTER 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.



SABA PETROLEUM COMPANY



By:
      Bradley T. Katzung
      Vice President





Exhibit A



Lease Date          Lessor                   Lessee              *RecordingData      Gross Acres         **Net Acres
                    Board of Levee           Humble Oil &         COB 66,            2258.5                   2258.5
Lease 1 11-08-28    Commissioners -          Refining Co.         Page 518
                    Orleans Levee District
Lease 2 01-23-36    State of LA              W. T. Burton         COB 8 1,           576                      576
                    State Lease No. 3 3 5                         Page 004
Lease 3 11-21-41    State of LA              Humble Oil &         COB 105,           450                      450
                    State Lease No. 508      Refining Co.         Page 392
Lease 4 03-11-47    Board of Levee           The Superior         COB 130,           132.85                   132.85
                    Commissioners            Oil Company          Page 556
                                                                                 TOTAL3417.353417.35



*References to Recording Data are to the public records of Plaquemines Parish, Louisiana.



**As the leases are more fully described on pages 2 and 3 of Exhibit A


Exhibit A,     Page I of 5

Lease 1



That certain oil, gas and mineral lease effective November 8, 1928, granted by the Board of Levee Commissioners of the Orleans Levee District in favor of Humble oil & Refining Company, recorded in COB 66, Folio 518,, LESS AND EXCEPT land lying within the surface boundaries of the Pengo Petroleum, Inc. Voluntary Unit "B" created by instrument dated effective July 1, 1978, recorded in COB 482, Folio 429, Entry No. 76 containing 132.846 acres, more or less, from the surface down to the stratigraphic equivalent of the base of the TEXT W Sand seen at a depth of 13, 500 feet measured depth on the ISFSonic Log, Run No. 1, for the Orleans Levee Board B-1 Well, dated November 10, 1975, but = less and except the MIO 10 Sand as found at 9,500 feet to 10,240 feet measured depth on the ISF-Sonic Log, Run No - 1 f or the Orleans Levee Board B-1 Well, dated November 10, 1975.



Lease--2



That certain oil, gas and mineral  lease granted by the State of Louisiana to W.
T. Burton, effective January 23, 1936, recorded in COB 81, Folio 4, designated State Lease 335, as to all land covered thereby lying in Townships 17 and 18 South, Range 15 East LESS AND EXCEPT (1) lands and depths released therefrom on November 1, 1943, July 30, 1974, February 5, 1986 and September 7, 1989 and (2) all land lying within the surface boundaries of the Pengo Petroleum, Inc. Voluntary Unit *B" created by instrument dated effective July 1, 1978, recorded in COB 482, Folio 429, Entry No. 76, containing 132.846 acres more or less,, from the surface to the stratigraphic equivalent of the base of the TEXT W Sand seen at a depth of 13,500 feet measured depth on the ISF-Sonic Log, Run No. 1, for the Orleans Levee Board B-1 Well, dated November 10, 1975, but = less and except the Mio 10 Sand as found at 9,500 feet to 10,240 feet measured depth on the ISF-Sonic Logo, Run No. 1 for the Orleans Levee Board B-1 Well, dated November 10, 1975.



Exhibit A. Page 2 of 5

That certain oil, gas and mineral lease dated effective November 21, 1941, granted by the State of Louisiana in favor of Humble oil & Refining Company, recorded in COB 105, Folio 392, designated State Lease 508., LESS AND EXCEPT (1) forty acres surrounding the State Lease 508 No. 13 Well. described as beginning at the point X 2,517,580.06 and Y - 307,462.15, then South 360 36' 35' East
1,320 feet, then South 530 23' 25" West 1,320 feet, then North 360 36' 350 West 1,320 feet, then North 530 23' 250 East 1,320 feet to the point of beginning-as to all depths from the surface to 100 feet below the stratigraphic equivalent of the base of the MIO 12F Sand seen at 11,818 feet (log depth) on the electric log for the Humble State Lease 508 No. 5 Well, (2) forty acres surrounding the State Lease 508 No. 15/15-D Wells described as beginning at the point X = 2,517,715-00 and Y = 307,443.15, then North 600 East 1,320 feet, then South 300 East 1,320 feet, then South 600 West 1,320 feet, then North 300 West 1,,320 feet to the point of beginning as to all depths from the surface to 100 feet below the stratigraphic equivalent of the base of the MIO 12F Sand seen at 11,818 feet (log depth) in the State Lease 508 No. 5 Well and (3) all land and depths released therefrom on May 6,, 1971,, September 9, 1983, September 5, 1991, and 7uly 30, 1992.



Lease 4

That certain oil, gas and mineral lease effective March 11, 1947 granted by Board of Levee Commissioners of the Orleans Levee District to The Superior Oil Company, recorded in COB 130, Folio 556, LESS AND EXCEPT (1) land and depths released on March 18, 1985, (2) the 160 acres of the lease in Sections 3 and 10, Township 18 South, Range 15 East reserved by The Superior Oil Company from the sublease to Gulf Oil Corporation and Humble Oil & Refining Company on December 2,, 1959 (3) land lying within the surface boundaries of the Pengo Petroleum, Inc. Voluntary Unit "B" created by instrument effective July 1, 1978, recorded in COB 482, Folio 429, Entry No.76, containing 132.846 acres from the surface to the stratigraphic equivalent of the base of the TEXT W Sand seen at a depth of 13,500 feet measured depth on the ISFSonic Log, Run No. 1, for the Orleans Levee Board B-1 Well, dated November 10, 1975, but = less and except the MIO 10 Sand as found at 9,500 feet to 10,240 feet measured depth on the ISF-Sonic Log, Run No. 1 for the Orleans Levee Board B-1 Well, dated November 10, 1975.





                                     UNIT/WELL SUMMARY SHEET

                                                                                                            NRI
        Unit/Well Name                        Operator           WI                          OIL       GAS

  OLB #90; MO 9D R9
  VUA (Order 364-D-2)               Statoil Exploration (US) Inc.100.00%         84.5     84.5

  OLB #62                           Statoil Exploration (US) Inc.100.000/0  83.684731     83.684731

  OLB #B-7                          Statoil Exploration (US) Inc.100.00%    84.231446     84.231446

  OLB #B-10                         Statoil Exploration (US) Inc.100.00%    84.379981     84.379981

  OLB #B-1 I                      Statoil Exploration (US) Inc.100.00%       84.23143     84.23143

  OLB #B-1 I RI                   Statoil Exploration (US) Inc.100.00%         2.8639       2.8639

  OLB #68                         Statoil Exploration (US) Inc.100.00%           84.5     84.5

  OLB #73                         Statoil Exploration (US) Inc.100.00%           84.5     84.5

  OLB #92                         Statoil Exploration (US) Inc.100.00%           84.5     84.5

  OLB #93                         Statoil Exploration (US) Inc.100.00%           84.5     84.5

OLB#37                            SWD

OLB #77                           SHUT-IN

OLB #52                           SHUT-IN

SL508 #25 & 25D                   Statoil Exploration (US) Inc.100.00%      78.967262     84.5

SL508 #26 & 26D                   Statoil Exploration (US) Inc.100.00%      78.967262     84.5

SL508 #15/15-D                    Statoil Exploration (US) Inc.100.00%      79.866076     79.866076

SL508 #13 & 14                    SHUT-IN

VU B; Orleans                     Vintage Petroleum, Inc. (1)0.00%          10.059617     10.059617
Levee Board B-3

(1) ORRI

                                                                                 Exhibit A, Page 4 of 5

                                                       UNIT/WELL SUMMARY SHEET

                                                                                                 NRI
      Unit[Well Name                       Operator                     WI              OIL                 GAS

BOL 5 RM SUA                    Statoil Exploration (US) Inc.          100.00%

OLB 490; MIO 9D R9
VUA (Order 364-D-2)             Statoil Exploration (US) Inc.          100.00%         84.5,.             84.5

-OLB #73                        Statoil Exploration (US) Inc.          100.00%         84.5               84.5

OLB #62                         Statoil Exploration (US) Inc.          100.00%         83.684731          83.684731

OLB #B-7                        Statoil Exploration (US) Inc.          100.00%         84.231446          84.231446

  OLB #B- IO                    Statoil Exploration (US) Inc.          100.00%         84-379981.         84.379981

  OLB #B-1 I                    Statoil Exploration (US) Inc.          100.00%         84.23143           84.23143

  OLS #B-1 I RI                 Statoil Exploration (US) Inc.          100.00%          0.028639            0.028639

  OLB #68                       Statoil Exploration (US) Inc.          100.00%         84.5               84.5


  OLB #92                       Statoil Exploration (US) Inc.           100.00%         84.5              84.5

  OLB #93                       Statoil Exploration (US) Inc.           100.00%         84.5                84.5

  SL508 #25 & 25D                 Statoil Exploration (US) Inc.         100.00%         78.967262           84.5

  SL508 #26 & 26D-                Statoil Exploration (US) Inc.         100.00%         78.967262           84.5

  SL508 #I 5115-D                 Statoil Exploration (US) Inc.         100.00%         79.866076           79.866076
                                                                              1
  VU B; Orleans                   Vintage Petroleum, Inc.                0.00%
  Levee Board B-3







Exhibit A, Page 5 of 5